Exhibit (j) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 37 to Form N-1A Registration Statement of Federated Short-Term Municipal Trust of our report dated August 27, 1999, on the financial statements as of June 30, 1999, of Federated Short-Term Municipal Trust, included in or made a part of this registration statement.

By: /s/ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 27, 1999